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                                                                    Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made effective as of the 11th day of April, 2005 (the "Effective Date"), by and among AssuranceAmerica Corporation, a Nevada corporation (the "Company"), Guy W. Millner ("Millner") and the parties whose names are set forth on the signature page of this Agreement (collectively, the "Purchasers").

      For good and valuable consideration, including the mutual promises, covenants and conditions hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. PURCHASE OF SHARES.

            1.1 Purchase of Stock. Subject to the terms and conditions of this Agreement, the Company hereby sells to each Purchaser, and each Purchaser hereby severally purchases from the Company, the number of shares of the Company's Series A Convertible Preferred Stock, $0.01 par value per share (the "Series A Preferred Stock"), set forth opposite such Purchaser's name on Schedule A attached hereto, at a purchase price of $5.00 per share. The shares of Series A Preferred Stock to be purchased from the Company by the Purchasers pursuant to this Agreement are sometimes herein referred to as the "Shares."

            1.2 Closing; Delivery.

                  (a) The purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures, at the offices of Womble Carlyle Sandridge & Rice, PLLC, 1201 W. Peachtree Street, Suite 3500 Atlanta, Georgia 30309 at 10:00 a.m. on April 12, 2005, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the "Initial Closing"). In the event there is more than one closing, the term "Closing" shall apply to each such closing unless otherwise specified.

                  (b) At each Closing, the Company shall deliver to each Purchaser a certificate representing the Shares being purchased by such Purchaser at such Closing against payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank account designated by the Company, and the parties hereto shall deliver or cause to be delivered each of the agreements to be delivered pursuant to Sections 5.1 and 5.2, unless the requirement for such delivery has been waived by the party to which such agreement is required to be delivered.

            1.3 Sale of Additional Shares of Preferred Stock. After the Initial Closing, the Company may sell, on the same terms and conditions as those contained in this Agreement, additional shares of Series A Preferred Stock to the Purchasers or other accredited investors, provided that: (a) in no event shall the aggregate number of Shares issued at the Initial Closing and all subsequent Closings exceed 700,000; and (b) all such subsequent Closings are consummated within the 45-day period immediately following the Initial Closing.

      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser that, except as set forth on the Disclosure Schedule attached as Schedule B to this Agreement, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true and complete as of the date of the Initial Closing, except as otherwise indicated. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 2, and the disclosures in any

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section or subsection of the Disclosure Schedule shall qualify other sections and subsections in this Section 2 only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

            2.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

            2.2 Corporate Power. The Company has all requisite legal and corporate power to enter into this Agreement, to sell the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

            2.3 Capitalization. The Company's entire authorized capital stock consists of 85,000,000 shares, of which 80,000,000 shares are common stock, $0.01 par value per share ("Common Stock"), 46,577,090 shares of which are issued and presently outstanding, and 5,000,000 shares are preferred stock, $0.01 par value per share ("Preferred Stock"), 466,000 of which are presently outstanding. The Company has reserved 5,000,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 2000 Stock Option Plan duly adopted by the Company's Board of Directors (the "Board") and approved by the Company stockholders (the "Stock Plan"). Of such reserved shares of Common Stock, no shares have been issued pursuant to restricted stock purchase agreements, options to purchase 3,302,918 shares have been granted and are currently outstanding, and 1,691,082 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan.

            2.4 Authorization. All corporate action on the part of the Company, its officers, the Board and shareholders necessary for the sale and issuance of the Shares pursuant to this Agreement and the performance of the Company's obligations hereunder has been taken. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, reorganization, insolvency or moratorium laws or other similar laws affecting creditors' rights generally or general principles of equity whether asserted in a proceeding at law or in equity.

            2.5 Brokers. The Company has no contract, arrangement or understanding with any broker, finder, or similar agent with respect to the transactions contemplated by this Agreement.

            2.6 Subsidiaries. Except as set forth on Section 2.6 of Schedule B, the Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

            2.7 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms and conditions and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, that certain Registration Rights Agreement by and among the Company and each Purchaser (the "Registration Rights Agreement"), applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser to which such Shares are issued. Assuming the accuracy of the representations of the Purchasers in Section 3 of this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Shares has been duly reserved for issuance, and upon issuance in accordance with

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the terms of the Amended and Restated Articles of Incorporation of the Company
(the "Restated Articles"), will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Registration Rights Agreement, applicable federal and state securities laws and liens or encumbrances created by or imposed by the Purchaser to which such Shares are issued. Based in part upon the representations of the Purchasers in Section 3 of this Agreement, the Common Stock issuable upon conversion of the Shares will be issued in compliance with all applicable federal and state securities laws.

            2.8 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchasers in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for:
(a) the filing of an amendment to the Certificate of Designations for the Series A Preferred Stock, substantially in the form attached hereto as Exhibit "A" (the "Certificate of Designations Amendment"), which will have been filed as of the Initial Closing, (b) filings pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, which have been made or will be made in a timely manner; and
(c) the filing of a Current Report on Form 8-K reporting the issuance of the Shares, which will be filed in a timely manner.

            2.9 Litigation. Except as set forth in Section 2.9 of Schedule B, there is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or to the Company's knowledge, currently threatened: (a) against the Company or any officer, director or key employee of the Company; (b) that questions the validity of the this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated by this Agreement; or (c) that would reasonably be expected to have, either individually or in the aggregate, a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the Company (a "Material Adverse Effect"). Neither the Company nor, to the Company's knowledge, any of its officers or directors, is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Except as set forth in Section 2.9 of Schedule B, there is no action, suit, proceeding or investigation by the Company pending or which the Company intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their services provided in connection with the Company's business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

            2.10 Compliance with Other Instruments. Except as set forth in
Section 2.10 of Schedule B, the Company is not in violation or default (a) of any provisions of its Restated Articles or Bylaws, (b) of any instrument, judgment, order, writ or decree, (c) under any note, indenture or mortgage, (d) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, or (e) of any provision of federal or state statute, rule or regulation applicable to the Company, the violation of which would have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (x) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement or (y) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

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            2.11 Financial Statements. The Company has delivered to the
Purchasers its audited financial statements as of December 31, 2003 and December 31, 2004 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities or obligations, contingent or otherwise, other than (a) liabilities incurred in the ordinary course of business subsequent to December 31, 2004 and (b) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually and in the aggregate would not have a Material Adverse Effect. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

            2.12 Absence of Certain Changes. Since December 31, 2004, the Company has not suffered any change in its assets, liabilities, financial condition, results of operations or business from that reflected in the Financial Statements, except: (a) changes in the ordinary course of business that have not caused, in the aggregate, a Material Adverse Effect; and (b) such changes as may result from transactions disclosed by the Company in its filings with the Securities and Exchange Commission (the "SEC").

            2.13 Permits. The Company and each of its subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

            2.14 Disclosure. The Company has provided the Purchasers with all of the information reasonably available to it that the Purchasers have requested for deciding whether to acquire Shares. All information that the Company believes is reasonably necessary to enable the Purchasers to make such decision has either been provided to the Purchasers or is included in the Company's filings with the SEC. Neither this Agreement nor any and all certificates, instruments or written statements furnished or made to the Purchasers by or on behalf of the Company in connection with this Agreement, taken as a whole, and including any corrective materials furnished or made available to the Purchasers prior to the date hereof, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein not misleading in light of the circumstances under which they were made. The Company knows of no information or fact that has or would have a Material Adverse Effect that has not been disclosed to the Purchasers in writing or disclosed in the Company's filings with the SEC.

      3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Each Purchaser hereby severally represents and warrants to the Company that:

            3.1 Investment Representations. This Agreement is made with each Purchaser upon the understanding as a specific representation to the Company by such Purchaser that:

                  (a) the Shares purchased hereunder by such Purchaser will be acquired for such Purchaser's own account and not with a view to the distribution of any part thereof, and such Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same;

                  (b) such Purchaser has the knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of and protecting Purchaser's own

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interests in connection with such Purchaser's purchase of such Shares, has had the opportunity to ask such questions of the Company and to review such documents as such Purchaser deemed necessary in connection with its purchase of Shares, including those Risk Factors of the Company attached hereto as Exhibit "B", is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risk of its investment pursuant to this Agreement;

                  (c) such Purchaser is an "accredited investor," as that term is defined in Rule 501 promulgated under the Securities Act; and

                  (d) such Purchaser understands that such Shares are characterized as "restricted securities" under the federal securities laws and certain state securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act and those state securities laws only in certain limited circumstances. In this connection, each Purchaser represents that such Purchaser is familiar with Rule 144 promulgated under the Securities Act ("Rule 144"), as presently in effect, understands the resale limitations imposed thereby and by the Securities Act, and is aware that the Company is under no obligation to create a public market for its securities.

            3.2 Brokers. Each Purchaser represents that it has no contract, arrangement or understanding with any broker, finder, or similar agent with respect to the transactions contemplated by this Agreement.

      4. TRANSFER OF SHARES.

            4.1 Restrictive Legends. Each certificate evidencing Shares issued or sold under this Agreement shall contain or otherwise be imprinted with suitable legends in substantially the following form:

      "The securities evidenced by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance on certain exemptions contained therein, or under the securities act of any state (the "State Acts") in reliance on certain exemptions contained therein. These securities may not be sold, transferred or otherwise disposed of except in a transaction (a) registered under the Securities Act or exempt from registration thereunder and registered under the applicable State Acts or exempt from registration thereunder, or (b) otherwise in compliance with the Securities Act and the applicable State Acts.

      The Company will furnish without charge to each stockholder who so requests the powers, designations, preferences, relative, participating, optional or other special rights of the Series A Preferred Stock, and the qualifications, limitations or restrictions of such preferences and/or rights.

      This security is subject to transfer restrictions contained in a certain Stock Purchase Agreement dated as of April 11, 2005, and no transfer of the security shall be made unless the conditions specified in said Agreement have been fulfilled. A copy of said Agreement is on file and available for inspection at the principal offices of the Company."

      The Company is hereby authorized to place "stop transfer" instructions on its records or to instruct any transfer agent to prevent the transfer of Shares except in conformity with this Agreement.

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            4.2 Securities Law Compliance. No Purchaser shall transfer any
Shares until such Purchaser has first given written notice to the Company describing briefly the manner of any such proposed transfer and until: (a) the Company has received from such Purchaser's counsel an opinion (reasonably satisfactory in form and substance to the Company) that such transfer can be made without compliance with the registration provisions of the Securities Act or any state securities act; (b) such Purchaser shall have complied with Rule 144 and applicable state securities act requirements; or (c) a registration statement filed by the Company is declared effective by the SEC and governing state securities act authorities or steps necessary to perfect exemptions from such registration are completed.

            4.3 Transfers to Affiliates. Any Purchaser may transfer its Shares to any Affiliate of such Purchaser without being required to provide the opinion of counsel referred to in Section 4.2. For purposes of this Section 4.3, "Affiliate" shall be defined to mean any other person or entity, directly or indirectly, controlling or controlled by or under direct or indirect common control with such Purchaser.

      5. CLOSING CONDITIONS.

            5.1 Conditions to Purchasers' Obligations at Closing. The obligations of each Purchaser to purchase Shares at the Initial Closing or any subsequent Closing are subject to the fulfillment, on or before such Closing, of each of the following conditions, unless otherwise waived:

                  (a) Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects as of such Closing, except that any such representations and warranties shall be true and correct in all respects where such representation and warranty is qualified with respect to materiality in Section 2;

                  (b) Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing;

                  (c) Compliance Certificate. The President of the Company shall deliver to each Purchaser at such Closing a certificate certifying that the conditions specified in Sections 5.1(a) and 5.1(b) have been fulfilled;

                  (d) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of such Closing;

                  (e) Amendment to Certificate of Designations. The Company shall have filed the Certificate of Designations Amendment with the Secretary of State of Nevada on or prior to the Closing, which shall continue to be in full force and effect as of the Closing;

                  (f) Secretary's Certificate. The Secretary of the Company shall have delivered to each Purchaser at the Closing a certificate certifying
(i) the Bylaws of the Company, (ii) resolutions of the Board approving this Agreement and the transactions contemplated under this Agreement, and (iii) resolutions of the Board approving the Certificate of Designations Amendment;

                  (g) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers, and each Purchaser (or its counsel) shall

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have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates;

                  (h) Preemptive Rights. The Company shall have fully satisfied (including with respect to rights of timely notification) or obtained enforceable waivers in respect of any preemptive or similar rights directly or indirectly affecting any of its securities; and

                  (i) Completion of Due Diligence Examination. The Purchasers shall have completed to their satisfaction a due diligence examination of the Company.

            5.2 Conditions of the Company's Obligations at Closing. The obligations of the Company to sell Shares to the Purchasers at the Initial Closing or any subsequent Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  (a) Representations and Warranties. The representations and warranties of the Purchasers contained in Section 3 shall be true and correct in all material respects as of such Closing;

                  (b) Performance. The Purchasers shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before such Closing;

                  (c) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing;

                  (d) General Partner's Certificate. The General Partner of Heritage Assurance Partners, L.P. ("Heritage") shall deliver to the Company at such Closing a certificate certifying (i) that the conditions specified in Sections 5.2(a) and 5.2(b) have been fulfilled with respect to Heritage and (ii) the resolutions of the General Partner of Heritage approving this Agreement and the transactions contemplated under this Agreement; and

                  (e) Compliance Certificate. The Purchasers (other than Heritage) shall deliver to the Company at such Closing a certificate certifying that the conditions specified in Sections 5.2(a) and 5.2(b) have been fulfilled with respect to such Purchasers.

      6. CERTAIN AGREEMENTS OF MILLNER.

            6.1 Right of Co-Sale. Millner agrees that he will not, prior to the date specified in Section 6.2, sell, or agree to sell, for value any shares of the Company's capital stock owned by him either jointly or individually to any third party (except for sales of not more than 20% of the number of shares of the Company's capital stock owned by Millner on the date of this Agreement, the unused portion of which shall be usable in later periods, all such computations to be on an as-converted to Common Stock basis) without first giving written notice in reasonable detail to each Purchaser at least 20 days prior to such sale or agreement to sell and affording the Purchasers the opportunity to elect, within 20 days of such notice, to participate in such sale, or agreement to sell, on a pro rata basis and on the same terms and conditions as those applicable to Millner. Notwithstanding anything to the contrary contained herein, prior to the date specified in Section 6.2, once Millner has sold more than 20% of his shares in the aggregate, the Purchasers' co-sale rights shall apply to all future sales by Millner.

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            For purposes of this Section 6.1, the term "pro rata basis" shall mean that the Purchasers shall be entitled to participate in such sale or agreement to sell in the proportion that the number of the shares of Common Stock issued or issuable upon conversion of the Shares, and any securities issued as a dividend or other distribution with respect to, or in exchange or in replacement thereof (the "Purchaser Shares") then held by the Purchasers bears to the sum of such number of the Purchaser Shares and the number of shares of Common Stock then owned (either jointly or individually) by Millner, or issuable upon conversion of other shares of the Company's capital stock so owned by Millner. Notwithstanding anything herein to the contrary, the rights of the Purchasers provided for in this Section 6.1 shall not apply to sales, gifts or other dispositions by Millner to (i) a member of Millner's immediate family, including for this purpose his spouse, parents, parents-in-law, issue, nephews, nieces, brothers, brothers-in-law, sisters, sisters-in-law, children-in-law and grandchildren-in-law; (ii) a trust or partnership set up for the benefit of one or more of the persons set forth in (i); (iii) an heir, legatee or legal representative of Millner or (iv) any non-profit organization.

            6.2 Term. The provisions of this Section 6 shall continue in effect until the earliest to occur of: (i) such time as Millner ceases to own any capital stock of the Company, (ii) with respect to any Purchaser, such time as such Purchaser ceases to own any Shares; (iii) the involuntary termination or termination without cause of the employment of Millner with the Company; or (iv) the second anniversary of the date hereof.

      7. ISSUANCES OF STOCK. Subject to Section 7.4, each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Company Securities"), the Company shall first offer such Company Securities to the Purchasers in accordance with the following provisions:

            7.1 The Company shall deliver a written notice (an "Issuance Notice") to the Purchasers stating (i) its bona fide intention to offer such Company Securities, (ii) the number of such Company Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Company Securities.

            7.2 By written notification received by the Company within 20 days after receipt of the Issuance Notice, any Purchaser may elect to purchase or obtain, at the price and on the terms specified in the Issuance Notice, up to that portion of such Company Securities which equals the proportion that the number of shares of Common Stock then held by such Purchaser, including the number of shares of Common Stock into which such Purchaser's Series A Preferred Stock could then be converted ("Conversion Stock"), bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities as of the date of the Issuance Notice). Promptly following the completion of the foregoing process and determination of the number of Company Securities elected to be obtained by the Purchasers, the Company and any participating Purchaser shall consummate and close the purchase and sale of the Company Securities.

            7.3 In the event that an offering of Company Securities is not fully subscribed within ninety (90) days after the commencement of such offering, the Purchasers shall have the right to purchase any Company Securities not subscribed for in such offering.

            7.4 The right to purchase Company Securities pursuant to this
Section 7 shall not be applicable to: (i) the issuance or sale of shares of Common Stock (or options therefor) pursuant to an equity-based compensation plan or similar arrangement approved by the Board, (ii) any issuance of Company Securities to the Purchasers pursuant to this Agreement; and (iii) any public offering pursuant to

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an effective registration statement under the Securities Act of 1933, as amended, covering any Company Securities with aggregate proceeds to the Company, at the public offering price, of at least $20,000,000, before underwriting commissions and expenses, and at a per share price of at least three times the then-current conversion price of the Series A Preferred Stock (a "Qualified Offering").

            7.5 The covenants set forth in this Section 7 shall be terminated and be of no force or effect upon the earlier of (i) the closing of a Qualified Offering or (ii) with respect to any Purchaser, the date such Purchaser no longer owns the Shares or Common Stock received by such Purchaser upon the conversion of the Shares to Common Stock.

      8. MISCELLANEOUS.

            8.1 Successors and Assigns. All covenants and agreements contained in this Agreement made by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of such parties, except as otherwise provided herein.

            8.2 Governing Law. The internal laws of the State of Georgia (regardless of conflict of laws principles) shall govern all issues concerning the construction, validity and interpretation of this Agreement. The parties agree that any dispute or controversy arising out of or relating to this Agreement shall be brought exclusively in the applicable federal or state courts located in Atlanta, Georgia.

            8.3 Survival. Any and all representations and warranties of the Company shall terminate and expire eighteen (18) months from the Effective Date and thereafter no claim may be asserted on account of an alleged breach thereof.

            8.4 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto or contemplated hereby constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supercedes any prior agreement between the parties. Notwithstanding the foregoing, Heritage hereby acknowledges that Sections 6 and 7 of that certain Stock Purchase Agreement dated June 30, 2004, by and among the Company, Millner and Heritage, shall be of no further force and effect following the Initial Closing. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed (a) in the case of an amendment, waiver, discharge or termination (a "Modification") to Section 6, by Millner and Purchaser; and (b) in the case of a Modification to any other provision of this Agreement, by the Company and Purchasers purchasing a majority of the Shares to be purchased hereunder.

            8.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be made by hand delivery, first-class mail (registered or certified, return receipt requested), telecopier, or overnight air courier guaranteeing next day delivery, addressed as follows: (a) if to the Purchasers, at the address set forth beside each Purchaser's name on Schedule A hereto, and (b) if to the Company, at AssuranceAmerica Corporation, RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, with a copy to G. Donald Johnson, Esq., Womble Carlyle Sandridge & Rice, PLLC, One Atlantic Center, 1201 West Peachtree Street, Suite 3500, Atlanta, Georgia 30309, or to such other address as the party receiving such notice shall have properly designated to the other party hereto in writing. Each such notice shall be deemed given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

            8.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of the Shares upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

            8.7 Expenses. At the Initial Closing, the Company shall pay the reasonable fees and expenses of Kilpatrick Stockton LLP, not to exceed $5,000 (plus reasonable out of pocket expenses).

            8.8 Counterparts. This Agreement may be executed in any number of counterparts, some of which may have signature pages differing as to form, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

            8.9 Severability. If any provision of this Agreement, or its application to any person or circumstances, is invalid or unenforceable, then the remainder of this Agreement or the application of such provision to other persons or circumstances, shall not be affected thereby.

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


      IN WITNESS WHEREOF, this Agreement is hereby executed under seal as of the date first above written.

                                        THE COMPANY:

                                        ASSURANCEAMERICA CORPORATION



                                        By: /s/ Renee Pinczes
                                            ------------------------------------
                                            Renee Pinczes, Senior Vice President

                                        MILLNER:

                                        /s/ Guy W. Millner
                                        ----------------------------------------
                                        GUY W. MILLNER



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                                        PURCHASERS:

                                        Entity Name: Heritage Assurance
                                        Partners, L.P.

                                        By: /s/ J. Wesley Grace
                                            ------------------------------------

                                        Print Name: J. Wesley Grace
                                                    ----------------------------

                                        Title: Secretary/Treasurer of Heritage
                                               Fund Advisors, LLC, General
                                               Partner of Heritage Assurance
                                               Partners, L.P.

                                        Date: April 12, 2005
                                              ----------------------------------


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

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                                        PURCHASERS:

                                        Entity Name: Traditions Investments, LLC

                                        By: /s/ Michael M. Aiken
                                            ------------------------------------
                                        Print Name: Michael M. Aiken
                                                    ----------------------------
                                        Title: Manager
                                               ---------------------------------
                                        Date: April 14, 2005
                                              ----------------------------------


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


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                                        PURCHASERS:

                                        Entity Name: Mildendo, L.P.

                                        By: /s/ Deaderick C. Montague
                                            ------------------------------------
                                        Print Name: Deaderick C. Montague
                                                    ----------------------------
                                        Title: Manager
                                               ---------------------------------
                                        Date: April 13, 2005
                                              ----------------------------------



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                                        PURCHASERS:

                                        Entity Name: William W. Brooks
                                                     Irrevocable Trust

                                        By: /s/ Jay W. Brooks
                                            ------------------------------------
                                        Print Name: Jay W. Brooks
                                                    ----------------------------
                                        Title: Trustee
                                               ---------------------------------
                                        Date: April 14, 2005
                                              ----------------------------------


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


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                                        PURCHASERS:

                                        Entity Name: Mildred M. Montague
                                                     Education Trust

                                        By: /s/ Carrington Montague
                                            ------------------------------------
                                        Print Name: Carrington Montague
                                                    ----------------------------
                                        Title: Trustee
                                               ---------------------------------
                                        Date: April 13, 2005
                                              ----------------------------------


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                                        PURCHASERS:

                                        /s/ William P. Aiken, Jr.
                                        ----------------------------------------
                                        Print Name: William P. Aiken, Jr.
                                                    ----------------------------
                                        Date: 4/14/05
                                              ----------------------------------



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                                        PURCHASERS:

                                        /s/ Greg Voges
                                        ----------------------------------------

                                        Print Name: Greg Voges
                                                    ----------------------------

                                        Date: 4/14/05
                                              ----------------------------------



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                                        PURCHASERS:

                                        /s/ Jay W. Brooks
                                        ----------------------------------------

                                        Print Name: Jay W. Brooks
                                                    ----------------------------

                                        Date: 4/14/05
                                              ----------------------------------



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


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                                        PURCHASERS:

                                        /s/ Jay W. Brooks IRA
                                        ----------------------------------------

                                        Print Name: Jay W. Brooks IRA
                                                    ----------------------------

                                        Date: 4/14/05
                                              ----------------------------------



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                                        PURCHASERS:

                                        /s/ Mary L. Ezell
                                        ----------------------------------------

                                        Print Name: Mary L. Ezell
                                                    ----------------------------

                                        Date: 4/13/05
                                              ----------------------------------


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


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                                       PURCHASERS:

                                       /s/ A. Howard Bickerstaff III IRA
                                       -----------------------------------------

                                       Print Name: A. Howard Bickerstaff III IRA
                                                   -----------------------------

                                       Date: 4/13/05
                                             -----------------------------------



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                                        PURCHASERS:

                                        /s/ Richard L. Moore IRA
                                        ----------------------------------------

                                        Print Name: Richard L. Moore IRA
                                                    ----------------------------

                                        Date: 4/13/05
                                              ----------------------------------



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                                        PURCHASERS:

                                        /s/ Carolyn King
                                        ----------------------------------------

                                        Print Name: Carolyn King
                                                    ----------------------------

                                        Date: 4/13/05
                                              ----------------------------------



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                                        PURCHASERS:

                                        /s/ Carrington Montague
                                        ----------------------------------------

                                        Print Name: Carrington Montague
                                                    ----------------------------

                                        Date: 4/13/05
                                              ----------------------------------



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                                        PURCHASERS:

                                        /s/ Victor P. Serodino
                                        ----------------------------------------

                                        Print Name: Victor P. Serodino
                                                    ----------------------------

                                        Date: 4/13/05
                                              ----------------------------------



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                                        PURCHASERS:

                                        /s/ James P. Halstead
                                        ----------------------------------------

                                        Print Name: James P. Halstead
                                                    ----------------------------

                                        Date: 4/13/05
                                              ----------------------------------



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                                        PURCHASERS:

                                        /s/ Ricky L. Moore
                                        ----------------------------------------

                                        Print Name: Ricky L. Moore
                                                    ----------------------------

                                        Date: 4/13/05
                                              ----------------------------------



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


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                                        PURCHASERS:

                                        /s/ George E. McGee
                                        ----------------------------------------

                                        Print Name:  George E. McGee
                                                     ---------------------------

                                        Date: 4/12/05
                                              ----------------------------------


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